UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 14, 2008 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02(b)(c)(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01 Regulation FD Disclosure

On June 16, 2008, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Expands Board and Announces Executive Team Transitions.”  The news release describes actions taken by the board of directors at its meeting on June 14, 2008. The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

Actions taken at the board meeting included:

o

Announcements by John J. Schiff, Jr., chairman and chief executive officer, and James E. Benoski, vice chairman, president, chief operating officer and chief insurance officer.  Effective July 1, 2008, Mr. Schiff and Mr. Benoski will retain the positions of chairman and vice-chairman, respectively, and as part of the succession transitions described in the release, will no longer serve as chief executive officer and president.  The titles of chief operating officer and chief insurance officer will remain unoccupied until such time as the board may fill them.

o

Appointment of Kenneth W. Stecher as director of Cincinnati Financial Corporation on June 14, 2008, and as chief executive officer and president of Cincinnati Financial Corporation and certain subsidiaries effective July 1, 2008, as described in the news release.  Information concerning Mr. Stecher’s past business experience, compensation, and security ownership is described in the company’s 2008 Shareholder Meeting Notice and Proxy Statement dated March 20, 2008, which information is incorporated by reference as if fully set forth herein.

o

Appointment of Steven J. Johnston as chief financial officer, secretary and treasurer of Cincinnati Financial Corporation and certain subsidiaries effective July 1, 2008, as described in the news release.  Mr. Johnston previously was the chief financial officer for State Auto Financial Corporation, a publicly traded property casualty insurer from 1997 through 2006.  Since 2006, Mr. Johnston performed consulting through Independent Analysis, LLC, and for Mercer O W Actuarial Consultants Inc., for insurance companies and other business clients.  Mr. Johnston is a member of the Casualty Actuarial Society, serving as the chairperson of the Society’s Risk Management Committee and serving on its audit and Latin America regional committees.  On June 14, 2008, the compensation committee of the Cincinnati Financial Corporation board of directors set Mr. Johnston’s annual salary at $400,000 and authorized awards of 8,000 non-qualified stock options and 2,400 performance-based restricted stock units to be granted on July 1, 2008, the date he assumes the office of chief financial officer.  The equity compensation awards will be granted at fair market value on the date of grant.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – New Release dated June 16, 2008, “Cincinnati Financial Corporation Expands Board and Announces Executive Team Transitions”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: June 17, 2008	/S/ Kenneth W. Stecher
Kenneth W. Stecher
Chief Financial Officer, Executive Vice President, Secretary and Treasurer
(Principal Accounting Officer)